Exhibit 10.13

EZEE WHIP ICE CREAM (OVERSEAS) LIMITED

and

AVALANCHE PRODUCTS INC

________________________________

SUPPLEMENTARY

AGREEMENT IN RESPECT OF

EZEE WHIP SYSTEM

________________________________

Geoffrey Leaver Solicitors

251, Upper Third St

Milton Keynes

England

THIS SUPPLEMENTARY AGREEMENT is made the                   day of

BETWEEN:

(1)

EZEE WHIP ICE CREAM (OVERSEAS) LIMITED whose registered office is at, Ternion Court, 264-268, Upper Fourth Street, Milton Keynes, United Kingdom, MK9 2DP under Registered No: 5166701 (“the Licensor”); and

(2)

AVALANCHE PRODUCTS INC  a California corporation formed and existing under the laws of California under state Registry No.  whose principal address is 2234 Solitude Court, Rocklin, California 95765 (“the Licensee”)

IT IS AGREED as follows:

1.

This Agreement supplements the Licence Agreement dated 28th January 2005  (“the Licence Agreement”) and all the definitions in the Licence Agreement will apply to this Supplementary Agreement.

Exclusivity

2.

Whereas the Licence granted in the Licence Agreement is non exclusive it is hereby agreed that from the date of this agreement it shall be exclusive and shall remain so provided the Licensee complies strictly with the provisions of clause 3 of this agreement, in respect of each sub clause of which time shall be of the essence.  If the Licensee fails to comply with any of the provisions of clause 3 the Licensor shall be entitled to serve a notice in writing declaring the Licence to be non-exclusive and such notice shall be final. However, should Licensee fail to reach any minimum sales, or production requirements Licensee shall have the right to pay any fees or royalties that would have been required if said minimums had been reached in order to maintain exclusivity.

2.1

Licensor grants Licensee a non exclusive license to make, use, sell and import for Mexico and Canada which non exclusive license will remain in force and effect as long as the U.S. license (exclusive or non exclusive) from Licensor to Licensee remains in force and shall in all other respects be in the same terms as the non exclusive licence granted in the Licence Agreement.

3.

The Licensee agrees to comply with the following conditions so that the Licence shall remain exclusive;

3.1

To pay to Licensor the sum of £11,500 on the signing of this agreement (which shall be no later than 31st January 2006)

3.2

To pay a second sum to the Licensor of £26,000 by no later than 4.00 pm on 15th February 2006

3.3

To pay a third  sum to the Licensor of £37,500 by 4.00 pm on 15th May  2006.

3.4

To pay Royalties in respect of all Cartridges hereafter made Ready for Sale calculated at the rate of ;

 [***] Cartridges

         [***] per cartridge

[***]

        [***] per cartridge

[***]                              [***] per cartridge

3.5

To pay such Royalties, whether or not the appropriate number of Cartridges are in fact made Ready for sale;

3.5.1

In respect of the period [***], on no less than  [***] Cartridges

3.5.2

In respect of the period [***]  on no less than   [***] Cartridges

3.5.3

In respect of the period of [***] commencing [***] on no less than   [***] Cartridges

4

The parties further agree that

4.1

       The sums in 3.1,  3.2 , 3.3 and 3.4 are not refundable and that, subject thereto,  if those in clause 3.1, 3.2 and 3.3 are all paid they shall be on account of Royalties which later become due

4.2

These arrangements do not affect in any way the Royalties payable for the period prior to 31st January 2006, which will be paid by 28th February  2006 in any event.

4.3

Clause 7.2 of the License Agreement contains a typographical error in that the word November at both places it appears should read October, and this word is by this Supplementary Agreement corrected to October.

4.4

The Licensee will pay the Licensor’s costs of this Supplementary Agreement in the sum of £600.

__________________

[***] This material has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

 5.    Act of God: should Licensee be unable to meet any sales or production requirements due to an Act of God, Licensee shall have said sales or production requirements suspended for a period which the parties shall agree as the period by which the Licensee has been delayed by the Act of God, but which shall in any event be no more than six months. Any such suspension shall have the effect of pushing all dates forward for a time equal to the length of the suspension.  An Act of God shall mean a natural event which was not preventable by any human agency, such as flood, storms, or lightning, or other force of nature over which no person has control.

SIGNED by:   /s/                                                                    SIGNED by: /s/

   _________________________________

_________________________________

duly authorised for and on behalf of

duly authorised for and on behalf of

EZEE WHIP ICE CREAM (OVERSEAS) LIMITED         AVALANCHE PRODUCTS INC

in the presence of:

in the presence of:

WITNESS:

WITNESS:

__________________________________________

_________________________________

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